Income Taxes	12 Months Ended
Sep. 30, 2012
Income Tax Expense Benefit Abstract
Income Tax Disclosure Text Block

Note 4. Income Taxes

       The following illustrates domestic and foreign income before income taxes (in thousands):

	Fiscal year ended September 30,
	2012	2011	2010
Domestic	$ 1,193,047	$ 1,105,481	$ 1,002,669
Foreign	23,826	12,508	9,507
Total	$ 1,216,873	$ 1,117,989	$ 1,012,176

The income tax provision is as follows (in thousands):

	Fiscal Year Ended September 30,
	2012	2011	2010
Current provision:
Federal	$ 356,843	$ 194,816	$ 265,862
State and local	32,438	26,527	34,478
Foreign	4,953	4,354	1,497
	394,234	225,697	301,837
Deferred provision:
Federal	47,348	174,412	68,289
State and local	11,959	20,462	12,693
Foreign	1,971	(77)	2,418
	61,278	194,797	83,400
Provision for income taxes	$ 455,512	$ 420,494	$ 385,237

A reconciliation of the statutory federal income tax rate to the effective income tax rate is as follows:

	Fiscal Year Ended September 30,
	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefit	2.3	1.7	3.3
Foreign	(0.1)	-	0.1
Other	0.2	0.9	(0.3)
Effective income tax rate	37.4%	37.6%	38.1%

Deferred income taxes reflect the future tax consequences of differences between the tax bases of assets and liabilities and their financial reporting amounts. Significant components of the Company's deferred tax liabilities (assets) are as follows (in thousands):

	September 30,
	2012	2011
Merchandise inventories	$ 985,571	$ 898,655
Property and equipment	132,732	130,028
Goodwill and other intangible assets	249,913	142,810
Other	705	1,588
Gross deferred tax liabilities	1,368,921	1,173,081
Net operating loss and tax credit carryforwards	(59,994)	(40,742)
Capital loss carryforwards	(230,395)	(230,122)
Allowance for doubtful accounts	(30,856)	(32,882)
Accrued expenses	(9,651)	(462)
Employee and retiree benefits	(17,392)	(24,206)
Stock options	(28,197)	(25,697)
Other	(57,596)	(44,398)
Gross deferred tax assets	(434,081)	(398,509)
Valuation allowance for deferred tax assets	254,182	249,906
Deferred tax assets, net of valuation allowance	(179,899)	(148,603)
Net deferred tax liabilities	$ 1,189,022	$ 1,024,478

The following tax carryforward information is presented as of September 30, 2012. The Company had $21.5 million of potential tax benefits from federal net operating loss carryforwards expiring in 9 to 19 years, $51.4 million of potential tax benefits from state net operating loss carryforwards expiring in 1 to 20 years and $6.5 million of potential tax benefits from foreign net operating loss carryforwards, which have varying expiration dates. Included in the state net operating loss carryforwards is $6.0 million of potential tax benefits that if realized would be an increase to additional paid-in-capital and $14.8 million of potential tax benefits that if realized would reduce income tax expense. The Company had $230.4 million of potential tax benefits from capital loss carryforwards expiring in 2 to 4 years. The Company had $1.4 million of state tax credit carryforwards.

In connection with the acquisition of World Courier, the Company acquired net operating loss carryforwards totaling approximately $78 million. The Company agreed with the sellers of World Courier to reimburse them for the Company's utilization of all U.S. net operating loss carryforwards and certain foreign net operating loss carryforwards that existed as of the acquisition date and will be realized by the Company through 2017. As such, the Company has recorded a deferred tax asset, net of valuation allowance, for the net operating losses expected to be realized and an offsetting liability for the amount to be repaid to the sellers as part of the preliminary purchase price allocation for World Courier. The amounts recorded are preliminary and subject to finalization.

In fiscal 2012, the Company increased the valuation allowance on deferred tax assets by $4.3 million primarily due to the addition of certain foreign net operating loss carryforwards. In fiscal 2011, the Company increased the valuation allowance on deferred tax assets by $14.6 million primarily due to the addition of certain state net operating loss carryforwards.

In fiscal 2012, 2011, and 2010, tax benefits of $25.7 million, $39.7 million, and $21.0  million, respectively, related to the exercise of employee stock options and lapse of restricted shares were recorded as additional paid-in capital.

Income tax payments, net of refunds, were $302.1 million, $214.6 million and $257.8 million in the fiscal years ended September 30, 2012, 2011 and 2010, respectively.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years before 2009.

As of September 30, 2012 and 2011, the Company had unrecognized tax benefits, defined as the aggregate tax effect of differences between tax return positions and the benefits recognized in the Company's financial statements, of $43.3 million and $45.7 million, respectively ($30.1 million and $30.9 million, net of federal benefit, respectively). If recognized, these tax benefits would reduce income tax expense and the effective tax rate. As of September 30, 2012 and 2011, included in these amounts are $6.3 million and $9.9 million of interest and penalties, respectively, which the Company records in income tax expense.

A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, in fiscal 2012, 2011, and 2010 is as follows (in thousands):

Balance at September 30, 2009	$ 37,649
Additions of tax positions of the current year	6,710
Additions of tax positions of the prior years	737
Reductions of tax positions of the prior years	(4,826)
Settlements with taxing authorities	(2,810)
Expiration of statutes of limitations	(630)
Balance at September 30, 2010	36,830
Additions of tax positions of the current year	5,866
Additions of tax positions of the prior years	3,592
Reductions of tax positions of the prior years	(386)
Settlements with taxing authorities	(7,136)
Expiration of statutes of limitations	(2,963)
Balance at September 30, 2011	35,803
Additions of tax positions of the current year	6,094
Additions of tax positions of the prior years	1,045
Additions of tax positions due to acquisitions	2,748
Reductions of tax positions of the prior years	(5,177)
Settlements with taxing authorities	(2,286)
Expiration of statutes of limitations	(1,237)
Balance at September 30, 2012	$ 36,990

During the next 12 months, it is reasonably possible that state tax audit resolutions and the expiration of statutes of limitations could result in a reduction of unrecognized tax benefits by approximately $2.3 million.

Cumulative undistributed earnings of international subsidiaries were $93.0 million at September 30, 2012. No deferred Federal income taxes were provided for the undistributed earnings as they are permanently reinvested in the Company's international operations. It is not practicable to estimate the amount of U.S. tax that would result upon the eventual repatriation of such earnings.